SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2009

NORTH PENN BANCORP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	000-52839	26-0261305
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

216 Adams Avenue, Scranton, Pennsylvania 18503
(Address of principal executive offices) (Zip Code)

(570) 344-6113
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 6, 2009, the Audit Committee of the Board of Directors of North Penn Bancorp, Inc. (the “Company”) concluded that the previously issued financial statements contained in the Company’s quarterly reports for the quarters ended March 31, 2008, June 30, 2008 and September 30, 2008 should no longer be relied upon because of errors contained in those reports.

In the course of preparing the financial statements for the year ended December 31, 2008, the Company determined that detail listings of residential loans sold and commercial participations sold did not reconcile to corresponding general ledger accounts at December 31, 2008.  Upon performing further procedures, the Company found that the cause of the misstatements were intentionally incorrect accounting entries and reconciliations posted by a former officer of the Company beginning in early 2008.  The Company believes that the incorrect entries were made to disguise the fact that North Penn Bank’s primary correspondent bank account had not been properly reconciled.  As a result of the discovery of these errors, the Company will restate its financial statements for the quarters ended March 31, June 30, and September 30, 2008.

The Audit Committee has discussed with the Company’s registered independent accountant the matters disclosed in this report.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of CertainOfficers

On March 12, 2009, the Company announced that effective March 20, 2009, Charles E. Burnett will resign as the principal financial and accounting officer of the Company and North Penn Bank.  The Company also announced that Frederick L. Hickman, the Company’s and North Penn Bank’s current President and Chief Executive Officer, will serve as the interim principal financial and accounting officer of the Company and North Penn Bank until a permanent replacement is selected.  Mr. Burnett’s decision to resign was based on his desire to pursue another employment opportunity and he was in no manner connected with the accounting entries and reconciliations noted in Item 4.02 above.

A copy of the press release announcing the Company’s results of operations for the year ended December 31, 2008, the intended restatement of the Company’s quarterly financial statements for 2008 and the management changes discussed above is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibits

99.1	Press Release dated March 12, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 12, 2009	By:	/s/ Frederick L. Hickman
Frederick L. Hickman
President and Chief Executive Officer